UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702
(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 30, 2018, SP Plus Corporation (“SP Plus” or the "Company") filed a current report on Form 8-K with the Securities and Exchange Commission (the "SEC") (the “Initial Form 8-K”) reporting SP Plus’ acquisition of ZWB Holdings, Inc. (“ZWB”), Rynn’s Luggage Corporation (“RLC”) and the direct and indirect subsidiaries of ZWB and RLC (together with ZWB and RLC, the “Bags Investment Group”). SP Plus is filing this Amendment No. 1 (this “Amendment No. 1”) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The unaudited combined financial statements of Bags Investment Group as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited combined financial statements of Bags Investment Group as of and for the year ended December 31, 2017 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference

(b)	Pro Formal Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2018 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2018 and for the year ended December 31, 2017 and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Bags Investment Group are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of Rosenfield & Company PLLC, Independent Auditors of Bags Investment Group

99.1	Unaudited combined financial statements of Bags Investment Group as of September 30, 2018 and December 31, 2017 (audited) and for the nine months ended September 30, 2018 and 2017

99.2	Audited combined financial statements of Bags Investment Group as of and for the year ended December 31, 2017

99.3
Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2018 and unaudited pro forma condensed combined financial statements of income for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION (Registrant)

Date: February 14, 2019	By: /s/ VANCE C. JOHNSTON
Vance C. Johnston Executive Vice President, Chief Financial Officer and Treasurer